SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2)
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant toss.240.14a-12

                            ULTRASTRIP SYSTEMS, INC.
                            ------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.
         1) Title of each class of securities to which transaction applies:
            ---------------------------------------------------------------
         2) Aggregate number of securities to which transaction applies:
            ---------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):
            ---------------------------------------------------------------
         4) Proposed maximum aggregate value of transaction:
            ---------------------------------------------------------------
         5) Total fee paid:
            ---------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1) Amount Previously Paid:
            ---------------------------------------------------------------
         2) Form, Schedule or Registration Statement No.:
            ---------------------------------------------------------------
         3) Filing Party:
            ---------------------------------------------------------------
         4) Date Filed:
            ---------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                            ULTRASTRIP SYSTEMS, INC.
To All UltraStrip Stockholders:

         We are pleased to invite you to attend the annual meeting of the stockholders of UltraStrip Systems, Inc., which will be held at the held at 10:00 A.M. on August 3, 2005 at the Marriott Inn, Hutchinson Island in Stuart, Florida for the following purposes:

     1. To elect seven members to our Board of Directors to serve a one-year term;

     2. To approve the ratification of Tedder, James, Worden & Associates, P.A. as our independent registered public accounting firm for 2005;

     3. For the transaction of such other matters as may properly come before the Annual Meeting.

         UltraStrip's board of directors has fixed the close of business on June 24, 2005, as the record date for a determination of stockholders entitled to notice of, and to vote at, this annual meeting or any adjournment thereof.

    If you do not plan on attending the meeting, please vote, date and sign the enclosed proxy and return it in the business envelope provided.
                          Your vote is very important.

Dated:   July 7, 2005              By the Order of the Board of Directors


                                         /s/  George R. Sterner
                                         -------------------------------------
                                         George R. Sterner,
                                         Chairman

                                         /s/ Stephen R. Johnson
                                         -------------------------------------
                                         Stephen R. Johnson,
                                         President and Chief Executive Officer

                            ULTRASTRIP SYSTEMS, INC.
                                 PROXY STATEMENT

         This Proxy Statement is being sent to the holders of shares of common stock of UltraStrip Systems, Inc. ("UltraStrip"), a Florida corporation, in connection with the solicitation of proxies by our management for use at the 2005 Annual Meeting of Shareholders to be held at 10:00 A.M.. on August 3 2005, at Hutchinson Island Marriott, Stuart, Florida, any adjournments thereof, for the following purposes:

     1. To elect seven members to our board of directors to serve a one-year term;
     2. To approve the ratification of Tedder, James, Worden & Associates, P.A. as our independent registered public accounting firm for 2005; and
     3. For the transaction of such other matters as may properly come before the Annual Meeting.

With this Proxy Statement, we are also mailing or delivering to our shareholders a Proxy Card, the Notice of Annual Meeting and a copy of our Annual Report for the year ended December 31, 2004.

REQUIRED VOTE

         The presence in person or by proxy of a majority of the (i) 49,490,211 outstanding shares of common stock as of the record date of June 24, 2005 is necessary to constitute a quorum at the Annual Meeting. Each of the proposals set forth in this Proxy Statement will be voted upon separately at the Annual Meeting. The affirmative vote of the holders of a plurality of the shares of common stock present in person or represented by proxy at the Annual Meeting will be required to elect seven directors to our board of directors under Proposal No. 1. This means that the seven persons who receive the most votes are elected. The vote of a majority of outstanding shares of common stock present in person or represented by proxy is necessary to approve Proposal No. 2 and to approve any other business referred to as Proposal No. 3.

         Proxies that abstain on one or more proposals and "broker non-votes" will be deemed present for quorum purposes for all proposals to be voted on at the meeting. Broker non-votes occur where a broker holding stock in "street name" is entitled to vote the shares on some matters but not others. If your shares are in street name (or held by your broker) and you do not give your broker voting instructions on those matters for which the broker has no discretion, the missing votes are broker non-votes. In this year's vote, brokers are entitled to vote for Proposal Nos. 1 and 2, but not for Proposal No. 3. Client directed abstentions are not broker non-votes. Abstentions, but not broker non-votes, are counted in tabulations of the votes cast on proposals presented to the shareholders (except Proposal No. 1) and will have the same effect as a vote against the proposals. Shareholders whose shares are in street name and do not return a proxy are not counted for any purpose and are neither an abstention nor a broker non-vote, but they are counted as present for the purpose of determining the existence of a quorum at the Annual Meeting. Shareholders who sign, date and return a proxy but do not indicate how their shares are to be voted are giving management full authority to vote their shares as they deem best for UltraStrip. For these reasons, it is important that all shares are represented at the Annual Meeting, either by you personally attending the Annual Meeting or by giving a proxy to vote your shares.

VOTING PROCEDURES AND REVOCABILITY OF PROXIES

         Your vote is very important. All properly executed Proxy Cards delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any or all of the proposals. You should specify your respective choices on the accompanying Proxy Card. If you do not give specific instructions with regard to the matters to be voted upon, the shares of common stock represented by your signed Proxy Card will be voted "for" Proposal Nos. 1 and 2 listed on the proxy card. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote for or against these matters according to their judgment.

         You may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting by giving written notice to the Secretary of UltraStrip, by delivering a Proxy Card dated after the date of the proxy or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: UltraStrip Systems, Inc., 3515 S.E. Lionel Terrace, Stuart, Florida 34997, Attention: Jacqueline K. McGuire, Senior Vice President of Administration and Secretary.

COST OF SOLICITATION

         The proxies will be solicited by mail and the cost of solicitation will be paid by UltraStrip. Our officers and selected employees may also solicit proxies from shareholders personally or by telephone, facsimile or other forms of communication. These officers and employees will not be compensated additionally for such solicitation. We will also pay for the cost of this additional solicitation. We are also requesting that brokers, banks and other custodians send soliciting materials to beneficial owners. We will reimburse them for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies as provided herein will be paid by UltraStrip.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NOS. 1 AND 2.

         We are mailing this Proxy Statement and the accompanying Form 10-KSB, Notice of Meeting and Proxy Card to our shareholders on or about July 11, 2005. As of June 24, 2005, there were 49,490,211 shares of UltraStrip's common stock issued and outstanding. Each share of common stock entitles the holder thereof to one vote on each matter that may come before a meeting of the shareholders. Shares of UltraStrip's Series A and Series B Preferred Stock do not have voting rights.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The following table sets forth the number of shares of UltraStrip's voting stock beneficially owned as of June 24, 2005 by (i) those persons known by UltraStrip to be owners of more than 5% of UltraStrip's common stock, (ii) each director of UltraStrip, (iii) our chief executive officer and the other executive officers listed in the Summary Compensation Table of this Proxy Statement, and (iv) all executive officers and directors of UltraStrip as a group:

                                    NUMBER OF SHARES OF    PERCENTAGE OF
NAME OF BENEFICIAL OWNER                COMMON STOCK       COMMON STOCK
     AND ADDRESS(1)                 BENEFICIALLY OWNED(2)   OUTSTANDING
------------------------            ---------------------  -------------
Dennis and Jacqueline McGuire(3)         9,861,064            17.8%
Kevin Grady(4)                           7,140,372            14.3%
John E. Bares(5)(8)                        100,000              *
Michael R. Donn(6)                         685,000             1.4%
Stephen Johnson(6)                       1,086,000             2.1%
Gordon G. Kuljian(5)                       100,000              *
John P. Odwazny(6) (7)                   1,252,307             2.5%
James Rushing III(6)                       515,000             1.0%
George R. Sterner(5)                       320,000             1.0%
Barry Hechtman                             100,000              *
Officers and Directors as a Group       21,159,743            36.0%
(11 persons)
----------
*   Less than 1%

(1) The business address of each person is c/o UltraStrip Systems, Inc., 3515 S.E. Lionel Terrace, Stuart, Florida 34997.
(2) Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all securities beneficially owned by them. Beneficial ownership exists when a person has either the power to vote or sell our common stock. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days whether upon the exercise of options or otherwise.
(3) Includes 90,000 shares of common stock owned by Mrs. McGuire and 4,371,064 shares owned jointly. Also includes 5,000,000 shares issuable upon exercise of options and warrants held by Mr. McGuire.
(4) An employee.
(5) A director.
(6) An executive officer and director.
(7) Includes 346,112 shares held by Mr. Odwazny's wife.
(8) Resigned as a director subsequent to June 24, 2005

BOARD OF DIRECTORS

         The business of UltraStrip is managed under the direction of the board of directors. It has the responsibility for establishing broad corporate policies and for reviewing the overall performance of UltraStrip. It is not however, involved in the operating details on a day-to-day basis. The board of directors is kept advised of our business through regular written communications and discussions with management. Our board of directors held 7 meetings and acted by unanimous consent on 0 occasions during the fiscal year ended December 31, 2004.

COMMITTEES

         We have a Compensation Committee and an Audit Committee and each consists of non-employee directors. The Nominating and Corporate Governance Committee duties are performed by the entire Board of Directors. The Board of Directors has not determined whether the non-employee directors are independent within the meaning of the rules of the NASDAQ Stock Market or any national securities exchange.

AUDIT COMMITTEE

         The Audit Committee's primary role is to review our accounting policies and any issues which may arise in the course of the audit of our financial statements. The Audit Committee selects our independent registered public accounting firm, approves all audit and non-audit services, and reviews the independence of our independent registered public accounting firm. The Audit Committee also reviews the audit and non-audit fees of the auditors. Our Audit Committee is also responsible for certain corporate governance and legal compliance matters.

         The members of the Audit Committee are Mr. Barry Hechtman, who serves as its chairman, and Mr. Gordon G. Kuljian. Our Board of Directors has determined that Mr. Hechtman is qualified as an Audit Committee Financial Expert, as that term is defined by the rules of the SEC and in compliance with the Sarbanes-Oxley Act of 2002.

         The Audit Committee was established in 2001 and held five meetings in 2004.

COMPENSATION COMMITTEE

         The Compensation Committee determines the compensation of our executive officers. The Compensation Committee held three meetings in 2004.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Compensation Committee, since March 3, 2005, are Mr. Gordon Kuljian, who serves as Chairman, and Vice Admiral George R. Sterner. Mr. James C. Rushing III was on the Committee, in 2004 through March 2, 2005 along with Mr. Sterner who served as Chairman in the second half of 2004. During the first half of 2004, Messrs. Eugene C. Rainis and John M. Gumersell served on the Committee with Mr. Rushing. There have been no members of the Compensation Committee who were officers or employees of UltraStrip or any of its subsidiaries during the fiscal year 2004 or to date.

NOMINATING COMMITTEE

         Our Nominating Committee's role is to nominate candidates for our board of directors. The Nominating Committee has not established any specific minimum qualifications or criteria that a nominee must possess, and will consider a number of factors, including background, education, and industry experience in evaluating nominees. The Nominating Committee was established in June 2004 and met one time during 2004. The members of the Nominating Committee were Vice Admiral Sterner, who served as its chairman, and Mr. Rushing during the second half of 2004. Since March 2, 2005, the entire Board has acted as the Nominating Committee

COMPENSATION OF OUR DIRECTORS

         UltraStrip does not compensate members of the board of directors with cash for their services in such capacity. UltraStrip's shareholders adopted a 1999 Outside Directors Stock Option Plan at the annual meeting of shareholders on August 15, 1999. The plan created a pool of 500,000 (increased by resolution of the board of directors in November 1999 to 2,000,000) shares of common stock to be granted at the discretion of the board to directors of the UltraStrip who are not employed by UltraStrip.

         In 2003, the board of directors adopted, and the shareholders approved, the 2003 Stock Option Plan for Outside Directors and Advisory Board Members which provides for a pool of 2,000,000 shares of common stock subject to option grants as well as the 2003 Stock Option Management & Employee Incentive Plan which provides for a pool of 4,000,000 shares of common stock subject to option grants.

CODE OF ETHICS

We have not adopted yet the code of ethics for our Chief Executive Officer and Chief Financial Officer, but intend to adopt a code of ethics in the near future.

All directors hold office until the next annual meeting of shareholders or until their successors are elected and qualify. Officers are appointed by and serve at the discretion of the Board of Directors.

DIRECTORS AND EXECUTIVE OFFICERS

         The following is a list of our directors and executive officers. All directors serve one-year terms or until each of their successors are duly qualified and elected. The officers are elected by the board of directors. Dr. John Bares recently resigned his position as a director.

       NAME                 AGE          POSITION(S)
       ----                 ---          -----------

Stephen R. Johnson           59          President, Chief Executive Officer
                                         and Director

James C. Rushing III         61          Chief Financial Officer and Director

John P. Odwazny              48          Chief Operating Officer and Director

Michael R. Donn, Sr.         57          Senior Vice President of Operations,
                                         Treasurer and Director

Jacqueline McGuire           43          Senior Vice President of Administration
                                         and Secretary

       NAME                 AGE          POSITION(S)
       ----                 ---          -----------

George R. Sterner            64          Chairman of the Board

Barry Hechtman               52          Director

Gordon G. Kuljian            44          Director


PROPOSAL 1.   ELECTION OF DIRECTORS
-----------------------------------

         We currently have seven directors on our board of directors, all of whom have been nominated for election this year and have agreed to serve if elected. The seven persons who receive the most votes cast will be elected and will serve as directors until the 2006 Annual Meeting of Shareholders unless they resign, die or are removed before that meeting. If a nominee becomes unavailable for election before the 2005 Annual Meeting, the board of directors can name a substitute nominee and proxies will be voted for such substitute nominee unless an instruction to the contrary is written on the proxy card.

--------------------------------------------------------------------------------
                           INFORMATION ABOUT NOMINEES
--------------------------------------------------------------------------------

BACKGROUND OF OUR DIRECTORS

Information about the seven persons nominated as directors is provided below. The shares represented by Proxy Cards returned to us will be voted for these persons unless you specify otherwise.

         STEPHEN R. JOHNSON has been our Chief Executive Officer and a director since October 3, 2003. Mr. Johnson joined us as Senior Vice President of Marketing on January 1, 2003, and on September 15, 2003, he became our interim Chief Executive Officer. He had also served on our Board of Advisors since February 2, 2001 until he became a director. Previously, he served as Vice-President for the Ocean Development Group, a cruise ship development company from 1998 to 2001. From 1997 to 2002, he served as President of Marine Management Consultants L.C. From 1994 to 1996, Mr. Johnson served as President and from 1991 to 1994 as Vice-President of Atlantic Marine, Inc. Over a 20-year career with Bethlehem Steel Corporation, he has held positions that include President of the Ocean Shipping subsidiaries and Senior Manager of the Sparrows Point Shipyard.

         JAMES C. RUSHING III has served as our Chief Financial Officer since March 4, 2005. Mr. Rushing has been a director of UltraStrip since September 22, 2003 having served as Chairman of the Board from January 20, 2004 to March 3, 2005. From September 2001 to March, 2005, Mr. Rushing was President and Chief Executive Officer of Corporate Resources Consulting Group, Inc., a financial and operational management consulting company. From 1998 to 2001, Mr. Rushing served as Executive Vice President and Chief Financial Officer of Isolyser Company, Inc. (Nasdaq: OREX), now known as Microtek Medical Holdings, Inc.

         JOHN P. ODWAZNY has been our Chief Operating Officer since November 2001 and a director of UltraStrip since August 1999. Mr. Odwazny served UltraStrip as Co-Chief Executive Officer from March 2001 until November 2001. He served as a Senior Sales Executive at AKZO Nobel/International Paint from 1981 until March 1, 2001.

         MICHAEL R. DONN, SR. has been a Director since March 2005. Mr. Donn has served as a consultant, Director of Communications, Managing Director, and in his current role as Senior Vice President of Operations and Treasurer for UltraStrip since 2000. From 1994 to 2000, Mr. Donn served as the President of the Miami-Dade County Fire Fighters Association, a 1700-member employee association for which he previously served as Vice President and Treasurer since 1982. He is the brother of Jacqueline McGuire and the brother-in-law of Dennis McGuire.

         VICE ADMIRAL GEORGE R. STERNER (RET.) has been Chairman since March 4, 2005 and a director since March 2002. Vice Admiral Sterner had served on UltraStrip's Board of Advisors from February 2001 through February 2002. Since 1999, Admiral Sterner has served as Vice President - Naval Mission Area Executive for Raytheon. He served in the United States Navy for 36 years including four years as Vice Admiral.

         BARRY I. HECHTMAN has served as a director of UltraStrip since March 3, 2005. Mr. Hechtman was elected to serve as a company director in March 2005. Mr. Hechtman has owned and managed an accounting firm in Miami, Florida since January 1981. Previously, Mr. Hechtman served as Chief Financial Officer of Golden Supreme Pharmaceuticals, Inc. (Banana Boat).

         GORDON G. KULJIAN has been a director of UltraStrip since June 2000. Since 2000, Mr. Kuljian has served as Vice President of Operations for Chemstar Urethanes, Inc. Previously, from 1994 to 2000, he served as a Senior Engineer and the Operations Manager for Coatings Services at Corrpro Companies, Inc. (NYSE:CO).

NON-DIRECTOR EXECUTIVE OFFICERS AND KEY EMPLOYEES

         JACQUELINE K. MCGUIRE has been our Senior Vice President of Administration since January 2001 and Secretary since our founding in 1998. She and her husband Dennis were two of UltraStrip's founders.

         DENNIS MCGUIRE became Chief Technology Officer of Echosphere Technology, Inc. in April 2005. At various times since UltraStrip's founding in 1998, Mr. McGuire has served as an officer, director, employee or consultant to UltraStrip. He was a founder of UltraStrip together with his wife Jacqueline and Kevin Grady who is also an employee of UltraStrip.

OUR BOARD OF ADVISORS

         JEAN-MICHEL COUSTEAU was a director of UltraStrip from August 15, 1999 until late April 2005 when he became a member of our board of advisors. He is the son of the late environmentalist and ocean pioneer Jacques Cousteau. He has carried on his father's humanitarian work throughout the world. In 1999, Mr. Cousteau founded and currently serves as President and Chairman of the Board of Ocean Futures Society, a non-profit organization.

         THOMAS VON ESSEN, former City of New York Fire Commissioner, was appointed to the board of advisors in July 2004. Von Essen was appointed as Fire Commissioner and served during the administration of former Mayor Rudolph Giuliani, including the aftermath of the terrorist strike of the World Trade Center on September 11, 2001. Mr. Von Essen currently serves as Senior Vice President of Giuliani Partners, LLC.

EXECUTIVE COMPENSATION

         Set forth below is information with respect to compensation paid by us for 2004, 2003 and 2002, to our Chief Executive Officer and the four other most highly compensated executive officers of UltraStrip.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG TERM
                                                  ANNUAL COMPENSATION               COMPENSATION
--------------------------------------------------------------------------------------------------------------
          (A)                     (B)       (C)          (D)            (E)             (F)            (G)
--------------------------------------------------------------------------------------------------------------
                                                                       OTHER         SECURITIES     ALL OTHER
                                                                       ANNUAL        UNDERLYING       COMPEN-
                                                                       COMPEN-      OPTIONS/SARS      SATION
NAME AND PRINCIPAL POSITION      YEAR     SALARY ($)    BONUS ($)     SATION ($)        (#)             ($)
--------------------------------------------------------------------------------------------------------------
STEPHEN R. JOHNSON               2004      $180,770         --           --           500,000           $0
President, Chief Executive       2003      $130,000      $25,000         --           500,000           $0
Officer, Director                2002         --            --           --              --             $0
--------------------------------------------------------------------------------------------------------------
JOHN P. ODWAZNY                  2004      $117,500         --           --              --             $0
Chief Operating Officer and      2003      $130,000         --           --              --             $0
Director                         2002      $130,000         --           --              --             $0
--------------------------------------------------------------------------------------------------------------
JACQUELINE K. MCGUIRE(1)         2004     $102,403          --           --              --             $0
Senior Vice President of         2003     $125,000          --           --              --             $0
Administration and Secretary     2002     $133,333          --           --              --             $0
--------------------------------------------------------------------------------------------------------------
MICHAEL R. DONN, SR.             2004      $99,424          --           --              --             $0
Senior Vice President of         2003      $110,000         --           --              --             $0
Operations and Treasurer         2002      $110,000         --           --              --             $0
--------------------------------------------------------------------------------------------------------------

(1) Does not include $121,154, $46,154 and $50,518 in compensation paid to her husband Dennis McGuire in 2004, 2003 and 2002, respectively.

EXECUTIVE EMPLOYMENT AGREEMENTS

We have entered into employment agreements with each of our executive officers. The two charts below summarizes the terms and conditions of these employment agreements.

         EXECUTIVE                  POSITION                  TERM                BASE SALARY         SIGNING BONUS (1)
-----------------------------------------------------------------------------------------------------------------------
Stephen R. Johnson           Chief Executive         October 3, 2003         Year 1 - $200,000       500,000 options
                             Officer                 Thru                    Year 2 - $225,000       500,000 options
                                                     October 3, 2006         Year 3 - $250,000       after one year of
                                                                                                     service
----------------------------------------------------------------------------------------------------------------------
James C Rushing III          Chief Financial         March 7, 2005           Year 1 - $185,000       400,000 options
                             Officer                 Thru                    Year 2 - $205,000
                                                     January 1, 2008 (2)     Year 3 - $225,000       $20,000 cash
----------------------------------------------------------------------------------------------------------------------
John P. Odwazny              Chief Operating         January 1, 2005         Year 1 - $150,000       300,000 options
                             Officer                 Thru                    Year 2 - $165,000
                                                     January 1, 2008 (2)     Year 3 - $180,000
----------------------------------------------------------------------------------------------------------------------
Jacqueline McGuire           Vice President -        February 28, 2005       Year 1 - $115,000       100,000 options
                             Administration          Thru                    Year 2 - $125,000
                             and Secretary           January 1, 2008         Year 3 - $135,000
----------------------------------------------------------------------------------------------------------------------
Michael R. Donn, Sr.         Vice President -        January 1, 2005         Year 1 - $125,000       200,000 options
                             Operations              Thru                    Year 2 - $137,000
                                                     January 1, 2008 (2)     Year 3 - $149,000
----------------------------------------------------------------------------------------------------------------------
Dennis McGuire (3)           Chief Technology        October 3, 2003         Year 1 - $200,000       3,000,000 options
                             Officer of Subsidiary   Thru                    Year 2 - $225,000
                                                     October2, 2006          Year 3 - $250,000
----------------------------------------------------------------------------------------------------------------------

                                 ANNUAL CASH               ANNUAL EQUITY             TERMINATION
     EXECUTIVE                      BONUS                    BONUS (1)              WITHOUT CAUSE      NON-COMPETE
---------------------------------------------------------------------------------------------------------------------
Stephen R. Johnson           Discretionary up to 1%    100,000 options per year   The lesser of one    Two years
                             of the Company's gross    if certain financial       year's base salary   following
                             revenue                   milestones are met.        or the salary due    separation from
                                                                                  for the remainder    service
                                                                                  of the term.
----------------------------------------------------------------------------------------------------------------------
James C Rushing III          Performance based up to   Up to 75,000 options per   Six months of base   Two years
                             50% of base salary        year based upon            salary.              following
                                                       performance.                                    separation from
                                                                                                       service

                                 ANNUAL CASH               ANNUAL EQUITY             TERMINATION
     EXECUTIVE                      BONUS                    BONUS (1)              WITHOUT CAUSE      NON-COMPETE
---------------------------------------------------------------------------------------------------------------------
John P. Odwazny              Performance based up to   Up to 60,000 options per   Two months of base   Two years
                             40% of base salary        year based upon            salary for each      following
                                                       performance.               year of service.     separation from
                                                                                                       service
----------------------------------------------------------------------------------------------------------------------
Jacqueline McGuire           Performance based up to   Up to 40,000 options per   Two months of base   Two years
                             30% of base salary        year based upon            salary for each      following
                                                       performance.               year of service.     separation from
                                                                                                       service
----------------------------------------------------------------------------------------------------------------------
Michael R. Donn, Sr.         Performance based up to   Up to 50,000 options per   Two months of base   Two years
                             35% of base salary        year based upon            salary for each      following
                                                       performance.               year of service.     separation from
                                                                                                       service
----------------------------------------------------------------------------------------------------------------------
Dennis McGuire (3)           N.A.                      N.A.                       60 days notice       One year
                                                                                                       following
                                                                                                       separation from
                                                                                                       service
----------------------------------------------------------------------------------------------------------------------

(1) All options are exercisable for 10 years at $1.10 per share (except for the grants of 500,000 options to Mr. Johnson and 3,000,000 options to Mr. McGuire which are each exercisable at $1.30 per share).
(2) The employment agreement provides for one extension for one additional year unless notice is given prior to the expiration of the agreement.
(3) The terms for Mr. McGuire are based upon a consulting agreement. Mr. McGuire became an employee and the chief technology officer of our subsidiary on April 1, 2005. We are currently negotiating the terms of an employment agreement with Mr. McGuire which will replace his current consulting agreement.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                      -------------------------------------

                                                   % OF TOTAL
                                NUMBER OF         OPTION/SARS
                               SECURITIES          GRANTED TO
                          UNDERLYING OPTIONS/     EMPLOYEES IN         EXERCISE PRICE PER
      NAME                    SARS GRANTED         FISCAL YEAR              SHARE             EXPIRATION DATE
-------------------------------------------------------------------------------------------------------------
Stephen R. Johnson              500,000                                     $1.00
-------------------------------------------------------------------------------------------------------------

RELATED PARTY TRANSACTIONS

         During the last two years, UltraStrip has engaged in certain transactions with directors, executive officers and significant shareholders, in which the amount involved exceeds $60,000, as follows:

         Dr. Bares, a former director, serves as the director of the National Robotics Engineering Consortium ("NREC") at Carnegie Mellon University. UltraStrip and the NREC entered into a development agreement in September 1999 pursuant to which the NREC designs and develops technologies and constructs robots that are derivative of UltraStrip's original robotic stripping concept. For the years ended December 31, 2004 and 2003, UltraStrip incurred costs of $0 and $463,865, to NREC. At December 31, 2004 and 2003, we owed NREC $255,073 and $531,213, respectively.

         Vice Admiral George Sterner, a director, entered into a consulting agreement with UltraStrip in September 2001 prior to his election to the Board of Directors in March 2002. Pursuant to this agreement, which expired August 2003, Vice Admiral Sterner received consulting fees of $10,000 per month and potential additional sales bonuses in exchange for marketing and sales services related to efforts to promote UltraStrip's products to the United States Navy and certain large U.S. shipyards and defense contractors. At December 31, 2004, $240,000 was payable to Vice Admiral Sterner in consulting fees and approximately $39,000 in commissions.

         Mr. Dennis McGuire, founder of UltraStrip and Chief Technology Officer of Echosphere, entered into a Consulting Agreement in October 2003 in which he assigned all current patents, patents pending and future patents to be developed under his agreement to UltraStrip. This Agreement terminated in April 2005 when he signed an Employment Agreement with UltraStrip. See "Executive Employment Agreements."
         Over the last two years, UltraStrip has relied on borrowing principally from officers, directors and significant shareholders to fund its operations. The table below sets forth the financing activities with related parties during 2003 and 2004:

-----------------------------------------------------------------------------------------------------------------------------
                                                        AMOUNTS          AMOUNTS       AMOUNTS
                                                      BORROWED IN        BORROWED   CONVERTED TO
         DESCRIPTION                                     2003            IN 2004       EQUITY          DUE DATE
-----------------------------------------------------------------------------------------------------------------------------
Robert Baratta  (1)                                    $398,000               -                -  Due on demand
Kevin Grady  (2)                                       $517,893               -         $517,893  N/A
Dennis & Jacqueline McGuire  (3)(2)                    $593,044         305,000         $898,044  Restructured to equity `04
Eugene Rainis (4)                                    $1,145,000               -                -  Due September 14, 2004
George Sterner (5)                                     $240,000               -                -  Due September 1, 2005
-----------------------------------------------------------------------------------------------------------------------------
Total                                                $2,893,937         305,000       $1,415,937
-----------------------------------------------------------------------------------------------------------------------------

(1) A former officer and director.
(2) A 5% shareholder and employee.
(3) Mrs. McGuire is an executive officer and Mr. McGuire is a key employee.
(4) A former director.
(5) A director.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934, requires UltraStrip's officers, directors and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based on our review of the Forms 3 and 4 submitted to us during and for fiscal 2004, except for the filings noted below, we believe that our directors, executive officers and 10% shareholders complied with all
Section 16(a) filing requirements.

NAME                                                    FORM             DATE OF EVENT                 EXPLANATION
-----------------------------------------------------------------------------------------------------------------------
Jacqueline McGuire and Dennis McGuire                   Form 4              1/30/04              Filed late on 3/17/04.
                                                        Form 4              2/19/04              Filed late on 3/17/04.
-----------------------------------------------------------------------------------------------------------------------
Kevin P. Grady                                          Form 4               7/7/04              Filed late on 7/12/04.
                                                        Form 4              6/17/04              Filed late on 6/25/04.
                                                        Form 4               4/6/04              Filed late on 5/10/04.
                                                        Form 4              2/20/04              Filed late on 3/17/04.
-----------------------------------------------------------------------------------------------------------------------

PROPOSAL 2. RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2005.
--------------------------------------------------------------------------------

         On July 7, 2005, subject to shareholder ratification, our board of directors has appointed Tedder, James, Worden & Associates, P.A. to serve as our independent registered public accounting firm for the year ending December 31, 2005. Selection of UltraStrip's independent registered public accounting firm is not required to be submitted to a vote of the shareholders of UltraStrip for ratification. However, UltraStrip is submitting this matter to the shareholders as a matter of good corporate governance. Even if the appointment is ratified, the board of directors may, in its discretion, appoint different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of UltraStrip and its shareholders.

         Representatives of Tedder, James, Worden & Associates, P.A. are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

PRINCIPAL ACCOUNTANT FEES AND SERVICES
AUDIT FEES

We were billed $82,989 for the fiscal year ended December 31, 2003, and $131,182 for the fiscal year ended December 31, 2004, for professional services rendered by our independent registered public accounting firm for the audit of the our annual financial statements, the review of our quarterly financial statements, and other services performed in connection with our statutory and regulatory filings.

Audit Related Fees
------------------

There were no audit related fees for the fiscal years ended December 31, 2004 and 2003. Audit related fees include fees for assurance and related services rendered by our independent registered public accounting firm related to the audit or review of our financial statements, not included in the foregoing paragraph.

Tax Fees
--------

There were tax fees of $7,735 and $0 for the fiscal years ended December 31, 2004 and 2003, respectively. Tax fees include fees for professional services rendered by our independent registered public accounting firm for tax compliance, tax advice and tax planning.


All Other Fees
--------------

There were no other professional services rendered by our independent registered public accounting firm during the last two fiscal years that were not included in the above paragraphs.

Our board of directors reviews and approves audit and permissible non-audit services performed by our independent registered public accounting firm, as well as the fees charged for such services. In its review of non-audit service fees and its appointment of Tedder, James & Worden, P.A. as our independent registered public accounting firm, the board of directors considered whether the provision of such services is compatible with maintaining independence. All of the services provided and fees charged by Tedder, James & Worden, P.A. in 2004 were approved by the board of directors.

We have not adopted audit committee pre-approval policies and procedures.

PROPOSAL  3.  OTHER MATTERS
---------------------------

         UltraStrip has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

         If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, UltraStrip will cancel the proxy.

SHAREHOLDERS' PROPOSALS

         Any stockholder of UltraStrip who wishes to present a proposal to be considered at the 2006 Annual Meeting of the shareholders of UltraStrip and who wishes to have such proposal presented in UltraStrip's Proxy Statement for such meeting, must deliver such proposal in writing to UltraStrip no later than February 1, 2006.

                                    By the Order of the board of directors


Stuart, Florida                     /s/  George R. Sterner
July 7, 2005                        ----------------------
                                    Chairman

                            ULTRASTRIP SYSTEMS, INC.

                                      PROXY


            You are entitled to one vote on all proposals listed below and presented at the annual meeting for every share of common stock of UltraStrip Systems, Inc. that you own or owned on the record date of June 24, 2005. UltraStrip's board of directors recommends that you vote "FOR" all of the proposals listed below. Your vote is important. Please read the Proxy Statement and Form 10-KSB and vote. Please complete by designating your choices below, signing this Proxy and returning it in the enclosed self-addressed envelope.

1. Election of directors to serve on the board of directors of the UltraStrip for a one-year term until the 2006 Annual Meeting of stockholders of
     UltraStrip:

Nominees:
---------
Stephen R. Johnson            FOR [_]   WITHHELD [_]
James C. Rushing, III         FOR [_]   WITHHELD [_]
John P. Odwazney              FOR [_]   WITHHELD [_]
Michael R. Donn, Sr.          FOR [_]   WITHHELD [_]
George R. Sterner             FOR [_]   WITHHELD [_]
Barry Hechtman                FOR [_]   WITHHELD [_]
Gordon G. Kuljian             FOR [_]   WITHHELD [_]

  FOR, except vote withheld from the following nominee:
                                                        ------------------------

2. I hereby approve and ratify the appointment of Tedder, James, Worden & Associates, P.A. as UltraStrip's independent registered public accounting firm for 2005.

                       FOR [_]    AGAINST [_]    ABSTAIN [_]

3. I hereby authorize the transaction of any other lawful business that may properly come before the annual meeting of stockholders.

                       FOR [_]    AGAINST [_]    ABSTAIN [_]



         The undersigned hereby appoints Stephen R. Johnson and James C Rushing, III or either of them individually and both of them with full power of substitution, as proxies for the undersigned to act and to vote all the shares of Common Stock of UltraStrip Systems, Inc. held of record by the undersigned on June 24, 2005, at the Annual Meeting of Stockholders to be held on August 3, 2005, or any postponement or adjournment thereof.

 If no direction is indicated, all proposals will be voted "FOR" as recommended by UltraStrip's board of directors.


                                       Dated:                           , 2005
                                              --------------------------


                                        ----------------------------------------
                                              (Signature of Stockholder)


                                        ----------------------------------------
                                            (Printed Name of Stockholder)


                                        ----------------------------------------
                                           (Record Number of Shares Owned)



NOTE: Please sign exactly as your name appears on your share certificate. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.